SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 17, 2005

(Date of Report)

(Date of Earliest Event Reported)

Central European Distribution Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-24341	54-1865271
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

Two Bala Plaza, Suite 300, Bala Cynwyd, Pennsylvania 19004

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (610) 660-7817

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 17, 2005, we completed our acquisition of Botapol Holding B.V. from Botapol Management B.V., an indirect subsidiary of Rémy Cointreau S.A., and Takirra Investment Corporation N.V. We reported the completion of this acquisition in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 23, 2005 (the “Original Form 8-K”), which report is incorporated herein by reference.

The purpose of this Form 8-K/A No. 1 is to amend the Original Form 8-K to include the historical and pro forma financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Unaudited consolidated financial statements of Botapol Holding B.V. as of June 30, 2005 and for the six month periods ended June 30, 2005 and 2004, and the notes related thereto, are attached as Exhibit 99.2 hereto and are hereby incorporated herein by reference.

Audited financial statements of Botapol Holding B.V. as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the notes related thereto, are attached as Exhibit 99.3 hereto and are hereby incorporated herein by reference.

(b)	Pro forma financial information.

Unaudited pro forma financial information is incorporated herein by reference to Exhibit 99.4 to the Current Report on Form 8-K/A, dated October 12, 2005, filed with the Securities and Exchange Commission on October 17, 2005.

(c)	Exhibits.

2.1	Share Sale Agreement, dated June 27, 2005, by and among Rémy Cointreau S.A., Botapol Management B.V., Takirra Investment Corporation N.V., Central European Distribution Corporation and Carey Agri International Poland Sp. z o.o. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2005)

10.1	Registration Rights Agreement, dated August 17, 2005, by and among Central European Distribution Corporation, Botapol Management B.V. and Takirra Investment Corporation N.V. (exhibit included with the original Current Report on Form 8-K filed with the Securities and Exchange Commission on August 23, 2005).

10.2	Trade Mark Licence, dated August 17, 2005, by and among Distilleerderijen Erven Lucas Bols B.V., Central European Distribution Corporation and Carey Agri International Poland Sp. z o.o. (exhibit included with the original Current Report on Form 8-K filed with the Securities and Exchange Commission on August 23, 2005).

10.3	Deed of Tax Covenant, dated August 17, 2005, by and among Botapol Management B.V., Takirra Investment Corporation N.V., Rémy Cointreau S.A., Carey Agri International Poland Sp. z o.o. and Central European Distribution Corporation (exhibit included with the original Current Report on Form 8-K filed with the Securities and Exchange Commission on August 23, 2005).

23.1	Consent of PricewaterhouseCoopers Sp. z o.o., independent registered public accounting firm.

99.1	Press release, dated August 17, 2005, titled “Central European Distribution Corporation Completes Strategic Alliance With Remy Cointreau; Acquires Bols Sp. z o.o., Poland’s Third Largest Distiller” (exhibit included with the original Current Report on Form 8-K filed with the Securities and Exchange Commission on August 23, 2005).

99.2	Unaudited consolidated financial statements of Botapol Holding B.V. as of June 30, 2005 and for the six month periods ended June 30, 2005 and 2004, and the notes related thereto.

99.3	Audited financial statements of Botapol Holding B.V. as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the notes related thereto.

99.4	Unaudited pro forma financial information as of June 30, 2005, and for the year ended December 31, 2004 and the six months ended June 30, 2005, and the notes related thereto (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K/A, dated October 12, 2005, filed with the Securities and Exchange Commission on October 17, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2005	Central European Distribution Corporation

	By:	/s/ James Archbold
	Name:	James Archbold
	Its:	Secretary